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                              SCHRODER MUTUAL FUNDS

                    PROSPECTUS SUPPLEMENT DATED JUNE 27, 2001

                To Investor Shares Prospectus dated March 1, 2001


1.       SCHRODER U.S. LARGE CAP EQUITY FUND - LIQUIDATION

         At a Meeting of the Board of Trustees of Schroder Capital Funds (Delaware) on June 26, 2001, the Trustees approved a proposal for the liquidation and dissolution of Schroder U.S. Large Cap Equity Fund. It is anticipated that the liquidation will be effected following a meeting of shareholders of the Fund expected to be held later this year, to consider liquidation of the Fund.

2.       SCHRODER TOTAL RETURN FIXED INCOME FUND - LIQUIDATION

         At a Meeting of the Board of Trustees of Schroder Series Trust on June 26, 2001, the Trustees approved the liquidation and dissolution of Schroder Total Return Fixed Income Fund. It is anticipated that the Fund will be liquidated by October of 2001.

3. SCHRODER INTERNATIONAL SMALLER COMPANIES FUND - TERMINATION OF SUBADVISORY AGREEMENT

         Schroder Investment Management International Limited (SIMIL) no longer serves as the investment subadviser to Schroder International Smaller Companies Fund. Accordingly, the third paragraph under the heading "Management of the Funds" on page 28 of the Prospectus, and the third paragraph under the heading "Investment Advisory Fees" on page 28 of the Prospectus, are deleted in their entirety.

4.       HOW TO BUY SHARES OF THE FUNDS


         The following is added after the section entitled "Automatic Purchases" on page 32 of the Prospectus.

         BROKERS AND OTHER FINANCIAL INSTITUTIONS

         You may also buy, redeem and exchange Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroder or Schroder Fund Advisors Inc. The purchase, redemption and exchange policies and fees charged such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge

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         transaction fees and may set different investment minimums or limitations on buying, exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

         Certain brokers may accept purchase and redemption orders for Investor Shares of the Funds. Such brokers may designate other intermediaries to accept purchase and redemption orders on behalf of the Funds. For purposes of pricing, a Fund may be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders would be priced at the Fund's net asset value next determined after they are accepted by the broker or authorized designee. Investors may be charged a fee when effecting transactions through such a broker or other agent in addition to any fees charged by the Funds.